UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                  811-21504

 Advent/Claymore Enhanced Growth & Income Fund

(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor, New York, NY 10020

(Address of principal executive offices) (Zip code)

Robert White, Treasurer

1271 Avenue of the Americas, 45th Floor, New York, NY 10020
______________
(Name and address of agent for service)

Registrant's telephone number, including area code:      (212) 482-1600

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report
October 31, 2010

Advent/Claymore Enhanced Growth & Income Fund

LCM

ADVENT
CAPITAL MANAGEMENT

GUGGENHEIM

www.guggenheimfunds.com/lcm

... your bridge to the LATEST,

most up-to-date INFORMATION about the

Advent/Claymore Enhanced Growth & Income Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/lcm, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions, and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Advent Capital Management and Guggenheim Funds are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 l Annual Report l October 31, 2010

LCM l Advent/Claymore Enhanced Growth & Income Fund

Dear Shareholder |

Tracy V. Maitland
President and Chief Executive Officer

We thank you for your investment in the Advent/Claymore Enhanced Growth & Income Fund (the “Fund”). This report covers the Fund’s performance for the fiscal year ended October 31, 2010.

Advent Capital Management, LLC serves as the Fund’s Investment Manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of September 30, 2010, Advent managed approximately $5.6 billion in assets.

Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds”), formerly known as Claymore Advisors, LLC (“Claymore”), serves as the Adviser to the Fund. The name change, effective September 24, 2010, marks the next phase of business integration following the acquisition of Claymore by Guggenheim Partners, LLC, (“Guggenheim Partners”) announced on October 15, 2009. Guggenheim Funds Distributors, Inc., an affiliate of Guggenheim Funds, offers an extensive product line of closed-end funds (CEFs), exchange-traded funds (ETFs) and unit investment trusts (UITs). Guggenheim Partners is a global diversified financial services firm with more than $100 billion in assets under supervision.

The Fund’s primary investment objective is to seek current income and current gains from trading securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 70% of its managed assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers and up to 30% of assets in non-convertible high yield securities. Additionally, the Fund intends to engage in a strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio of the Fund thus generating option writing premiums. Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. Appreciation potential is provided by investments in convertibles and common stock, while the allocation to high-yield securities is primarily a source of income. The balance between convertible securities, equities and high-yield securities and the degree to which the Fund engages in a covered call strategy will vary from time to time based on security valuations, interest rates, equity market volatility and other economic and market factors. This ability to move among the three asset classes is quite beneficial to the Fund’s ability to balance return and risk. An important new strategy for the Fund is the use of leverage (borrowing), which is being utilized to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential for common shareholders than could be achieved from an unlevered portfolio. Although the use of financial leverage by the Fund may create an opportunity for increased return for common shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that a financial leverage strategy will be successful.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ending October 31, 2010, the Fund generated a total return based on market price of 19.37% and a return of 13.14% based on NAV. As of October 31, 2010, the Fund’s market price of $11.38 represented a discount of 6.03% to NAV of $12.11. As of October 31, 2009, the Fund’s market price of $10.48 repre-

Annual Report l October 31, 2010 l 3

LCM l Advent/Claymore Enhanced Growth & Income Fund l Dear Shareholder continued

sented a discount of 10.58% to NAV of $11.72. The market value of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund paid quarterly dividends of $0.264 in November 2009 and in February, May and August 2010. The most recent dividend represents an annualized distribution rate of 9.28% based on the Fund’s closing market price of $11.38 on October 31, 2010. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 32 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides more information about the factors that impacted the Fund’s performance.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent/Claymore Enhanced Growth & Income Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/lcm.

Tracy V. Maitland
President and Chief Executive Officer of the Advent/Claymore Enhanced Growth & Income Fund

November 30, 2010

4 l Annual Report l October 31, 2010

LCM l Advent/Claymore Enhanced Growth & Income Fund

Questions & Answers |

Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC (“Advent” or the “Investment Manager”), led by Tracy V. Maitland, Advent’s President and Chief Investment Officer. In the following interview, the management team discusses the equity, convertible securities and high-yield markets and the performance of the Fund during the 12-month period ended October 31, 2010.

1. Please describe the Fund’s objectives and management strategies.

The Fund’s primary investment objective is to provide current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 70% of its assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers and up to 30% of its managed assets in non-convertible high yield securities. Additionally, the Fund engages in an option strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio (but not necessarily on 50% of the total investments), thus generating option writing premiums. Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. Capital appreciation potential is provided by investments in convertibles and common stock, while the allocation to high-yield securities is primarily a source of income.

An important new strategy, adopted by the Fund during 2010, is the use of financial leverage (borrowing), which is being utilized to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential for common shareholders than could be achieved from an unlever-aged portfolio. Seeing an opportunity to take advantage of the spread between historically low financing rates and significantly higher yields on income-producing securities such as convertible and high-yield securities, Advent requested and received from the Fund’s Board of Trustees authorization to engage in a leverage strategy. In order to undertake this strategy, the Fund entered into a credit facility with BNP Paribas, a major global bank, to opportunistically introduce leverage in an effort to enhance the total return potential via the Fund’s investment strategies. Initially, the Fund borrowed $50 million, or approximately 23% of its total assets, under this credit facility, with the funding phased in from late December 2009 through February 2010.

Although the use of financial leverage by the Fund may create an opportunity for increased return for common shareholders, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, the common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used. There is no assurance that a financial leverage strategy will be successful.

2. Please tell us about the economic and market environment over the last 12 months.

The global economic recovery that began in the second half of 2009 appears to be on track, but with growth in most countries at a modest pace and plenty of bumps along the way. Developed economies face lingering problems from the financial and economic crisis of 2008 and 2009, including weak housing markets, credit restraint and households reluctant to spend. Emerging economies generally rebounded more briskly, but now may face concerns that they have grown at a pace that is not sustainable.

Despite monetary and fiscal stimulus, the U.S. economy has expanded much more slowly than in past recoveries from sharp recessions. Growth continues to be restrained by the related problems of high unemployment and ongoing weakness in the housing market. While there have been tentative signs of stabilization in the housing market, home sales remain at very low levels by historical standards, and the amount of supply on the market continues to exceed demand. Contributing to the problems in the housing market, the job market has been another drag on the economy. Although the October report on nonfarm payroll employment showed an increase, the unemployment rate remained unchanged at 9.6%. On the positive side, there should be considerable pent-up demand for durable consumer goods and business equipment after several years of spending restraint. With low inflation, ample excess capacity, and a Federal Reserve (“the Fed”) that has indicated a willingness to maintain short-term rates near zero, continued economic growth, albeit at a modest pace, seems likely.

Financial markets experienced some dramatic ups and downs during the 12-month period ended October 31, 2010, as might be expected during a time of economic uncertainty. Equities generally moved up from November 2009 through April 2010, as investors seemed to gain confidence in the sustainability of the recovery. In late spring the sovereign debt crisis in Europe and the oil spill in the Gulf of Mexico unnerved equity investors, producing a sharp drop in the U.S. equity market in May that lasted through most of the summer. Markets have demonstrated great sensitivity to data points. As U.S. economic data turned somewhat negative from April through August, investors wanted to reduce risk, which tended to hurt international bonds, especially those in the emerging markets. All of these factors conspired to produce a very difficult period for investors from April through August.

Around the end of August 2010, economic data in the U.S. started to look better and the Fed signaled plans for another program of quantitative easing, that is, purchasing Treasury and, potentially, Agency securities in an effort to drive long-term interest rates lower by increasing demand for long-term bonds and raising money supply. Other concerns seemed to fall away,

Annual Report l October 31, 2010 l 5

LCM l Advent/Claymore Enhanced Growth & Income Fund l Questions & Answers continued

particularly the worries that China would experience slowing growth. Equity markets rallied impressively in September and October.

For the 12 months ended October 31, 2010, the S&P 500 Index, which is generally regarded as a good indicator of the broad U.S. stock market, returned 16.52%. The Morgan Stanley Capital International Europe-Australasia-Far East (MSCI EAFE) Index, returned 8.82% for the 12-month period. Emerging markets were generally stronger than developed markets; return of the MSCI Emerging Markets Index was 23.89%.

Credit markets strengthened in an environment of very low interest rates, with particularly strong performance from high yield bonds, as investors searched for yield. Return of the Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate”), which measures return of the U.S. bond market as a whole, was 8.01%. Return of the Merrill Lynch High Yield Master II Index, which measures performance of the U.S. high-yield bond market, was 19.23% for the 12 months ended October 31, 2010. Convertible securities, benefitting from strength in both equity and debt markets, delivered excellent returns for the 12-month period ended October 31, 2010: return of the Merrill Lynch All U.S. Convertibles Index was 20.78%, and return of the Merrill Lynch Global 300 Convertibles Index was 13.98%.

3. How did the Fund perform in this environment?

For the 12-month period ended October 31, 2010, the Fund generated a total return based on market price of 19.37% and a return of 13.14% based on NAV. As of October 31, 2010, the Fund’s market price of $11.38 represented a discount of 6.03% to NAV of $12.11. As of October 31, 2009, the Fund’s market price of $10.48 represented a discount of 10.58% to NAV of $11.72. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. The majority of the Fund’s return came from its portfolio of investments, augmented by leverage; the income generated by writing options added approximately 50 basis points (one-half of one percentage point) to the Fund’s return.

For comparison, the CBOE S&P 500 2% OTM BuyWrite Index (BXY), an index that measures performance of 2% out-of-the-money S&P 500 Index call options, returned 12.20% over the same period.

The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV. The current discount to NAV provides an opportunity for investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. The Adviser believes that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

4. How was the Fund’s portfolio allocated among asset classes over the last 12 months, and what has this meant for performance?

The Fund was designed to be diversified among asset classes but to also have the flexibility to reallocate assets, as appropriate. Investments are allocated globally among stocks, convertible securities and high-yield bonds.

At the end of the previous fiscal year, October 31, 2009, 82.1% of the Fund’s total investments were in convertible securities; of this 61.4% was in convertible bonds and 20.7% in convertible preferreds. At that time, 8.6% of the Fund’s total investments were invested in equities and 7.4% in high yield bonds. As of October 31, 2010, the exposure to convertibles as a percentage of total investments was 61.7%, with 43.0% in convertible bonds and 18.7% in convertible preferreds. As of October 31, 2010, 13.8% of the Fund’s total investments were in common stocks, 17.0% in high yield bonds, and 7.5% in other investments including preferred stocks, exchange-traded funds (“ETFs”) and warrants.

Seeing a more normalized credit market but still a steep yield curve, with low short term rates and relatively high long term rates, as discussed above, the Fund’s Investment Manager secured a credit line in late 2009. The Fund borrowed $50 million at a very low interest rate and invested in higher yielding investments with longer maturities to take advantage of the steep yield curve. (The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.) The timing of the addition of this leverage was excellent, as the money was invested just prior to a major advance in bond prices. Over half of the borrowed money was invested in high yield bonds which subsequently appreciated in value, resulting in a significant increase in percentage of the Fund’s assets allocated to high-yield bonds, which represented 17.0% of the portfolio as of October 31, 2010.

In anticipation of a recovering global economy, in the early months of 2010 the equity position was increased and the portfolio’s emphasis was shifted to more economically sensitive sectors such as industrials, financials and consumer discretionary, with a corresponding reduction in more defensive sectors such as health care. The portfolio’s equity orientation hurt performance during the stock market’s weakness in the late spring and early summer, although the Fund’s equity holdings have performed very well in recent months. The strongest equity holdings were generally the economically sensitive names in the industrial, basic materials and consumer discretionary sectors, while some of the more defensive holdings, such as those in the health care sector, lagged. Also quite strong was SJM Holdings Ltd. (0.5% of long-term investments at period end) a Hong Kong company that is

6 l Annual Report l October 31, 2010

LCM l Advent/Claymore Enhanced Growth & Income Fund l Questions & Answers continued

the market leader in the rapidly growing casino gaming industry in Macau. The portfolio benefited from owning not only the convertible bonds but also some of the common stock.

The Fund’s foreign exposure was not changed significantly. As of October 31, 2010, 22.5% of the portfolio was in securities of companies headquartered outside the U.S.; international investments represented 24.3% of the portfolio as of October 31, 2009.

5. Which investment decisions had the greatest effect on the Fund’s performance?

The decision to begin using leverage was an important contributor, and the timing of the implementation of leverage was highly advantageous. The new line of credit became available in January 2010 at a time the high yield market was experiencing a setback. The Investment Manager was able to take advantage of this market correction to invest in high yield bonds, which performed very well through the end of the period.

One of the top performing issues was a mandatory convertible preferred stock issued in late 2009 by Citigroup, Inc. (1.6% of long-term investments at period end). The Investment Manager took advantage of this issue from the large money center bank, which is believed to be in the early stages of recovering from financial problems experienced in 2008 and early 2009. Also highly positive was a position in a convertible preferred issue of auto manufacturer Ford Motor Co. (1.0% of long-term investments at period end), which has experienced a strong comeback; performance of this preferred was boosted when the company reinstated the dividend after it was previously suspended. Another important contributor to performance was common stock of computer maker Apple, Inc. (0.9% of long-term investments at period end), which is benefiting from strong demand for the iPhone and iPad. Also strong was a convertible preferred issue of Apache Corp. (2.2% of long-term investments at period end), an independent energy company that floated a convertible preferred issue in order to purchase at favorable prices some assets of BP plc (not held in the portfolio at period end) when that international oil and gas company had to sell assets to raise money after the oil spill in the Gulf of Mexico.

Most of the detractors from performance were defensive names, such as Exxon Mobil Corp. (0.3% of long-term investments at period end), the multi-national oil company whose earnings growth slowed in the 2010 environment of flat crude oil prices and stagnating refining margins. Other detractors were Somaxon Pharmaceuticals, Inc. (not held in the portfolio at period end), a specialty pharmaceutical company; and a preferred issue of Dole Food Company, Inc. (not held in the portfolio at period end), a producer and marketer of fresh fruits and vegetables, which suffered from lower banana prices. Other defensive investments that detracted were hedges purchased for protection against market volatility and economic weakness in China; while these hedges did not work out well because the risks did not develop further, strong performance elsewhere in the portfolio more than offset the losses from the hedges.

6. What was the impact of the Fund’s covered call strategy?

Early in the period, in the fall of 2009, there was considerable market volatility, and the covered call options written on the Fund’s holdings generated attractive premiums, providing additional income. As the period progressed, market volatility declined and the premiums available for writing calls were less. So, although the strategy was continued as mandated, the risk-reward attractiveness for this strategy was lessened. Therefore, fewer call contracts were written, and they did not provide as much income as this strategy historically has. Going forward, during periods when overall volatility expands, Advent intends to increase the call writing activity accordingly, with the beneficial impact on income accruing to the Fund.

The Fund intends to write covered call options on at least 50% of the securities held in the portfolio (but not necessarily on 50% of total investments) and these call options will generally be written 10% to 15% out of the money. As of October 31, 2010, options were written against approximately 58% of the positions in the Fund, but in many cases the calls were written against a relatively small proportion of each position.

The Fund’s covered call overlay serves mainly to help meet distribution goals and, to a lesser extent, to help maintain the Fund’s NAV during market setbacks. Option premiums, dividends, interest and capital appreciation are all part of the total return. Most of the covered call writing centers on the Fund’s U.S. equity and convertible investments, because the U.S. has a broad and deep options market, while many international companies that we find attractive lack listed options.

What is a covered call?

A call is an option (or contract) that gives its holder the right, but not the obligation, to buy shares of the underlying security at a specified price on or before a pre-determined expiration date. After this predetermined date, the option and its corresponding rights expire. A covered call is when the seller of the call option also owns the security on which the call is written. Covered call strategies are generally used as a hedge—to limit losses by obtaining premium income from the sale of calls, while still maintaining some of the upside potential.

Annual Report l October 31, 2010 l 7

LCM l Advent/Claymore Enhanced Growth & Income Fund l Questions & Answers continued

Although the Fund has the ability to write calls on the entire portfolio, covered calls are generally written on no more than 60–65% of the total portfolio. Calls are usually written on just a portion of a position so that if the price of the security rises substantially and the call is exercised, a portion of the position is still maintained. Calls with varying maturities and strike prices are typically tiered so that not all expire at the same time or are exercised at the same price.

7. What is the current outlook for the markets and the Fund?

The Fund’s management team continues to see opportunities in equities, convertible securities and high yield bonds. In an environment of slow recovery in the world economy, Advent believes that equities remain reasonably priced. Although high yield bonds have performed very well over the past two years, following a period of extreme weakness, spreads remain wide relative to historical levels, so there appears to be room for further strengthening. As for convertibles, if the equity markets are improving and bond spreads are tightening, those factors should provide a good environment for convertibles as well.

A major advantage of this Fund is its ability to invest in multiple asset classes, adjusting the asset mix according to the opportunities available in various markets around the world. As the equity market rises, as it has in recent months, the equity sensitivity of a portfolio of convertible securities increases. When the equity markets are weak, convertibles’ declining sensitivity, combined with interest income, mitigates the downside.

Advent believes that, over the long term, careful security selection and asset allocation will help the Fund’s performance by providing favorable returns in rising markets and a level of income that can help provide some protection for overall returns during down markets.

Index Definitions

Indices are unmanaged and it is not possible to invest directly in an index.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin. The index is calculated in U.S. dollars and is constructed to represent about 60% of market capitalization in each country.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The Merrill Lynch All U.S. Convertibles Index is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

The Barclays Capital US Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors.

Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

The CBOE S&P 500 2% OTM BuyWrite Index (BXY) uses the same methodology as the widely accepted CBOE S&P 500 BuyWrite Index (BXM), but the BXY Index is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. The BXY strategy diversifies the buy-write opportunities currently provided by the BXM. The BXY Index yields lower monthly premiums in return for a greater participation in the upside moves of the S&P 500.

LCM Additional Risks and Disclosure
The views expressed in his report reflect those of the Portfolio Managers and Guggenheim Funds only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

8 l Annual Report l October 31, 2010

LCM l Advent/Claymore Enhanced Growth & Income Fund l Questions & Answers continued

Convertible Securities. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s “conversion price,” which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Synthetic Convertible Securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds.

Risks Associated with Options on Securities. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Lower Grade Securities. The Fund may invest an unlimited amount in lower grade securities. Investing in lower grade securities (commonly known as “junk bonds”) involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

Leverage Risk. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region (2) smaller market size, resulting in lack of liquidity and price volatility (3) certain national policies which may restrict the Fund’s investment opportunities.

Illiquid Investments. The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

In addition to the risks described above, the Fund is also subject to: Interest Rate Risk, Credit Risk, Call Risk, Currency Risks, Management Risk, Strategic Transactions, Anti-Takeover Provisions, and Market Disruption Risk. Please see www.guggenheimfunds.com/lcm for a more detailed discussion about Fund risks and considerations.

Annual Report l October 31, 2010 l 9

LCM l Advent/Claymore Enhanced Growth & Income Fund

Fund Summary | As of October 31, 2010 (unaudited)

Fund Statistics
Share Price		$11.38
Common Share Net Asset Value		$12.11
Premium/Discount to NAV		-6.03%
Net Assets ($000)		$164,684

Total Returns
(Inception 1/31/05)	Market	NAV
One Year	19.37%	13.14%
Three Year - average annual	-2.92%	-6.87%
Five Year - average annual	2.48%	0.68%
Since Inception - average annual	-0.11%	0.79%

		% of Long Term
Top Ten Industries		Investments
Telecommunications		8.5%
Oil & Gas		7.8%
Banks		6.8%
Pharmaceuticals		6.6%
Diversified Financial Services		6.1%
Mining		4.5%
Insurance		4.3%
Computers		3.9%
Miscellaneous Manufacturing		3.3%
Media		3.0%

		% of Long Term
Top Ten Issuers		Investments
Citigroup, Inc.		3.6%
Ford Motor Credit Co. LLC		2.2%
Wells Fargo & Co.		2.2%
Apache Corp.		2.2%
JPMorgan Chase & Co.		2.0%
Lucent Technologies Capital Trust I		2.0%
Bank of America Corp.		2.0%
PPL Corp.		1.8%
EMC Corp.		1.7%
Clear Channel Worldwide Holdings, Inc.		1.6%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheimfunds.com/lcm. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

Share Price & NAV Performance

10 l Annual Report l October 31, 2010

LCM l Advent/Claymore Enhanced Growth & Income Fund

Portfolio of Investments | October 31, 2010

Principal
Amount		Value
	Long-Term Investments — 123.8%
	Convertible Bonds — 53.2%
	Agriculture – 0.7%
HK$ 7,000,000	Glory River Holdings Ltd., NR
	1.00%, 7/29/15 (Hong Kong)	$ 1,079,686
	Airlines – 0.6%
$ 1,000,000	United Continental Holdings, Inc., CCC+
	4.50%, 6/30/21 (a)	1,071,600
	Apparel – 1.2%
HK$ 13,000,000	Yue Yuen Industrial Holdings Ltd., NR
	0.00%, 11/17/11 (Bermuda)	1,982,960
	Auto Manufacturers – 1.2%
$ 1,700,000	Navistar International Corp., B
	3.00%, 10/15/14 (a)(h)	2,042,125
	Biotechnology – 1.6%
$ 1,500,000	Gilead Sciences, Inc., Series B, NR
	0.625%, 5/1/13 (a)	1,745,625
$ 850,000	Life Technologies Corp., BBB-
	3.25%, 6/15/25 (a)(h)	977,500
		2,723,125
	Building Materials – 1.3%
$ 2,200,000	Cemex SAB de CV, NR
	4.875%, 3/15/15 (Mexico) (e)(h)	2,205,500
	Chemicals – 0.5%
HK$ 4,450,000	Sinofert Holdings Ltd., NR
	0.00%, 8/7/11 (Bermuda)	759,146
	Coal – 2.5%
$ 850,000	Alpha Natural Resources, Inc., BB
	2.375%, 4/15/15 (a)(h)	995,563
$ 2,377,000	Patriot Coal Corp., NR
	3.25%, 5/31/13	2,204,667
$ 800,000	Peabody Energy Corp., B+
	4.75%, 12/15/41 (a)	951,000
		4,151,230
	Commercial Services – 0.7%
$ 1,100,000	Avis Budget Group, Inc., NR
	3.50%, 10/1/14 (a)(h)	1,159,125
	Computers – 2.4%
$ 1,215,000	EMC Corp., Ser. A, A-
	1.75%, 12/1/11 (a)(h)	1,641,769
$ 700,000	EMC Corp., Ser. B, A-
	1.75%, 12/1/13 (a)(h)	998,375
$ 1,300,000	SanDisk Corp., BB-
	1.50%, 8/15/17 (a)	1,264,250
		3,904,394
	Diversified Financial Services – 1.4%
£ 700,000	Aberdeen Asset Management PLC, Ser. ADN, NR
	3.50%, 12/17/14 (United Kingdom)	1,252,060
$ 1,200,000	Petroplus Finance Ltd., B
	4.00%, 10/16/15 (Bermuda)	1,036,500
		2,288,560

Principal
Amount		Value
	Electrical Components & Equipment – 0.9%
CNY 8,500,000	China High Speed Transmission Equipment Group Co., Ltd., Ser. CHIS, NR
	0.00%, 5/14/11 (Cayman Islands) (c)	$ 1,410,126
	Engineering & Construction – 1.1%
$ 1,400,000	Jaiprakash Associates Ltd., NR
	0.00%, 9/12/12 (India) (h)	1,858,500
	Entertainment – 0.6%
$ 950,000	International Game Technology, BBB
	3.25%, 5/1/14 (a)	1,056,875
	Forest Products & Paper – 2.0%
$ 2,725,000	Sino-Forest Corp., BB
	4.25%, 12/15/16 (Canada) (e)	3,252,969
	Healthcare – Products – 1.5%
$ 950,000	Hologic, Inc., BB+
	2.00%, 12/15/37 (a)(f)(h)	895,375
$ 1,647,000	NuVasive, Inc., NR
	2.25%, 3/15/13 (a)(h)	1,609,943
		2,505,318
	Holdings Companies – Diversified – 1.3%
€ 1,350,000	Industrivarden AB, Ser. INDU, A
	2.50%, 2/27/15 (Sweden)	2,198,350
	Insurance – 1.0%
$ 500,000	American Equity Investment Life Holding Co., NR
	3.50%, 9/15/15 (e)	538,750
$ 925,000	MGIC Investment Corp., CCC+
	5.00%, 5/1/17 (a)	1,032,531
		1,571,281
	Internet – 2.4%
$ 1,000,000	Digital River, Inc., NR
	2.00%, 11/1/30 (e)	1,006,250
$ 1,500,000	Equinix, Inc., B-
	3.00%, 10/15/14 (a)(h)	1,526,250
$ 1,330,000	GSI Commerce, Inc., NR
	2.50%, 6/1/27 (a)(h)	1,459,675
		3,992,175
	Iron/Steel – 0.8%
$ 1,000,000	ArcelorMittal, BBB-
	5.00%, 5/15/14 (Luxembourg) (a)(h)	1,311,250
	Lodging – 0.9%
$ 1,511,000	MGM Resorts International, CCC+
	4.25%, 4/15/15 (a)(e)	1,444,894
	Media – 0.8%
$ 1,050,000	XM Satellite Radio, Inc., B+
	7.00%, 12/1/14 (a) (e)	1,241,625
	Mining – 4.1%
$ 400,000	Enercoal Resources Pte. Ltd., NR
	9.25%, 8/5/14 (Indonesia) (h)	413,000
$ 1,325,000	Goldcorp, Inc., BBB+
	2.00%, 8/1/14 (Canada) (a) (h)	1,634,719
$ 1,000,000	Newmont Mining Corp., Ser. A, BBB+
	1.25%, 7/15/14 (a)(h)	1,426,250

See notes to financial statements.

Annual Report l October 31, 2010 l 11

LCM l Advent/Claymore Enhanced Growth & Income Fund l Portfolio of Investments continued

Principal
Amount		Value
	Mining (continued)
$ 1,100,000	Northgate Minerals Corp., NR
	3.50%, 10/1/16 (Canada)	$ 1,091,750
$ 2,200,000	Vedanta Resources Jersey II Ltd., BB
	4.00%, 3/30/17 (United Kingdom)	2,139,500
		6,705,219
	Miscellaneous Manufacturing – 1.3%
$ 700,000	Textron, Inc., Ser. TXT, BBB-
	4.50%, 5/1/13 (a)(h)	1,210,125
$ 1,025,000	Trinity Industries, Inc., BB-
	3.875%, 6/1/36 (a)(h)	954,531
		2,164,656
	Oil and Gas – 4.6%
$ 1,150,000	Chesapeake Energy Corp., BB
	2.25%, 12/15/38 (a)(h)	875,438
$ 1,700,000	Goodrich Petroleum Corp., NR
	5.00%, 10/1/29 (a)(h)	1,581,000
$ 2,300,000	PetroBakken Energy Ltd., Ser. REGS, NR
	3.125%, 2/8/16 (Canada) (h)	2,208,000
$ 800,000	Petrominerales Ltd., Ser. PMG, NR
	2.625%, 8/25/16 (Bahamas)	807,788
$ 1,000,000	Seadrill Ltd., NR
	3.625%, 11/8/12 (Bermuda)	1,148,750
$ 1,000,000	Transocean, Inc., Ser. C, BBB
	1.50%, 12/15/37 (Switzerland) (a)	966,250
		7,587,226
	Oil and Gas Services – 0.4%
$ 550,000	Cameron International Corp., BBB+
	2.50%, 6/15/26 (a)(h)	710,187
	Packaging & Containers – 0.6%
$ 920,000	Owens-Brockway Glass Container, Inc., BB
	3.00%, 6/1/15 (a)(e)	918,850
	Pharmaceuticals – 4.6%
CHF 895,000	Actelion Finance SCA, NR
	0.00%, 11/22/11 (Switzerland)	979,404
$ 750,000	Allergan, Inc., A+
	1.50%, 4/1/26 (h)	891,562
$ 2,750,000	Cephalon, Inc., NR
	2.50%, 5/1/14 (a)(h)	3,234,687
$ 800,000	Mylan, Inc., BB-
	1.25%, 3/15/12 (a)	849,000
$ 1,400,000	Teva Pharmaceutical Finance Co. LLC, Ser. C, A-
	0.25%, 2/1/26 (Israel) (a)(h)	1,648,500
		7,603,153
	Real Estate – 0.7%
$ 857,000	Forest City Enterprises, Inc., B-
	5.00%, 10/15/16 (a)	1,104,459
	REITS – 1.5%
$ 750,000	Annaly Capital Management, Inc., NR
	4.00%, 2/15/15 (a)	836,250

Principal
Amount		Value
	REITS (continued)
$ 1,500,000	Host Hotels & Resorts LP, BB+
	3.25%, 4/15/24 (e)(h)	$ 1,629,375
		2,465,625
	Retail – 0.9%
$ 1,250,000	Sonic Automotive, Inc., B-
	5.00%, 10/1/29 (a)(h)	1,407,813
	Semiconductors – 2.3%
$ 750,000	Intel Corp., A-
	3.25%, 8/1/39 (a)(h)	889,687
$ 1,500,000	ON Semiconductor Corp., B+
	2.625%, 12/15/26 (a)	1,567,500
$ 1,155,000	Verigy Ltd., NR
	5.25%, 7/15/14 (Singapore) (a)	1,254,619
		3,711,806
	Telecommunications – 4.2%
$ 1,500,000	Arris Group, Inc., NR
	2.00%, 11/15/26	1,484,062
£ 1,500,000	Cable & Wireless Worldwide PLC, NR
	5.75%, 11/24/14 (United Kingdom)	2,521,108
$ 1,000,000	Ciena Corp., NR
	4.00%, 3/15/15 (a)(e)	1,018,750
$ 1,500,000	CommScope, Inc., B
	3.25%, 7/1/15 (a)(h)	1,965,000
		6,988,920
	Utility – 0.6%
€ 700,000	International Power Finance Jersey II Ltd., BB
	3.25%, 7/20/13 (United Kingdom)	1,037,630
	Total Convertible Bonds – 53.2%
	(Cost $82,314,991)	87,616,358
Number
of Shares		Value
	Convertible Preferred Stocks – 23.2%
	Auto Manufacturers – 1.2%
40,400	Ford Motor Co. Capital Trust II, 6.50%, 2032 (h)	2,007,880
	Banks – 7.5%
2,650	Bank of America Corp., Ser. L, 7.25% (a) (g) (h)	2,509,550
26,070	Citigroup, Inc., 7.50%, 2012 (h)	3,220,688
15,626	KeyCorp, Ser. A, 7.75% (a)(g)(h)	1,675,107
64,950	Synovus Financial Corp., Ser. tMED, 8.25%, 2013	1,412,663
3,565	Wells Fargo & Co., Ser. L, 7.50% (a)(g)(h)	3,565,000
		12,383,008
	Electric – 2.9%
20,000	NextEra Energy, Inc., 7.00%, 2013 (a)	1,012,500
66,179	PPL Corp., 9.50%, 2013 (a)(h)	3,734,481
		4,746,981
	Healthcare-Services – 0.6%
1,000	Healthsouth Corp., Ser. A, 6.50% (g)	917,750

See notes to financial statements.

12 l Annual Report l October 31, 2010

LCM l Advent/Claymore Enhanced Growth & Income Fund l Portfolio of Investments continued

Number
of Shares		Value
	Insurance – 2.2%
57,524	Hartford Financial Services Group, Inc., Ser. F, 7.25%, 2013 (a)(h)	$ 1,412,214
73,775	XL Group PLC., 10.75%, 2011 (Ireland) (a)(h)	2,202,922
		3,615,136
	Mining – 0.7%
19,999	AngloGold Ashanti Ltd., 6.00%, 2013 (South Africa) (a)	1,084,946
	Oil & Gas – 2.9%
75,589	Apache Corp., Ser. D, 6.00%, 2013 (a)(h)	4,399,280
1,250	Energy XXI Bermuda Ltd , 5.625% (Bermuda) (g)	312,500
		4,711,780
	Pharmaceuticals – 2.3%
1,100	Mylan, Inc., 6.50%, 2010 (a)	1,308,571
65,000	Omnicare Capital Trust II, Ser. B, 4.00%, 2033 (a)	2,444,000
		3,752,571
	Real Estate – 0.5%
14,996	Forest City Enterprises, Inc., Ser. A, 7.00% (a)(g)(h)	882,889
	Telecommunications – 2.4%
4,617	Lucent Technologies Capital Trust I, 7.75%, 2017 (France) (h)	4,039,875
	Total Convertible Preferred Stocks – 23.2%
	(Cost $33,508,728)	38,142,816
Principal
Amount		Value
	Corporate Bonds – 21.1%
	Aerospace/Defense – 0.3%
$ 500,000	Alliant Techsystems, Inc., BB-
	6.875%, 9/15/20	526,250
	Beverage – 0.7%
$ 1,000,000	Constellation Brands, Inc., BB
	7.25%, 9/1/16 (h)	1,100,000
	Chemicals – 1.4%
$ 2,042,000	Lyondell Chemical Co., B
	11.00%, 5/1/18	2,287,040
	Diversified Financial Services – 2.5%
$ 1,350,000	Capital One Capital V, BB
	10.25%, 8/15/39 (h)	1,464,750
$ 2,000,000	Ford Motor Credit Co. LLC, B+
	12.00%, 5/15/15 (h)	2,563,558
		4,028,308
	Electronics – 0.4%
$ 673,000	Sanmina-SCI Corp., CCC+
	8.125%, 3/1/16	691,508
	Food – 1.3%
$ 1,000,000	Smithfield Foods, Inc., B-
	7.00%, 8/1/11 (h)	1,033,750
$ 1,000,000	Smithfield Foods, Inc., B+
	10.00%, 7/15/14, Senior Secured Notes (e)(h)	1,152,500
		2,186,250

Principal
Amount		Value
	Healthcare-Products – 1.0%
$ 1,500,000	Biomet, Inc., B-
	10.00%, 10/15/17 (h)	$ 1,665,000
	Healthcare – Services – 2.0%
$ 2,500,000	Apria Healthcare Group, Inc., BB+
	11.25%, 11/1/14 (h)	2,759,375
$ 500,000	HCA, Inc., BB-
	9.25%, 11/15/16	541,250
		3,300,625
	Insurance – 2.0%
$ 1,000,000	AXA SA, BBB
	6.379% (France) (d)(e)(g)	940,000
$ 1,000,000	Liberty Mutual Group, Inc., BB
	10.75%, 6/15/58 (d)(e)(h)	1,240,000
$ 800,000	Metlife, Inc., BBB
	10.75%, 8/1/39 (h)	1,080,000
		3,260,000
	Machinery-Diversified – 1.7%
$ 2,500,000	Case New Holland, Inc., BB+
	7.75%, 9/1/13 (h)	2,731,250
	Media – 3.0%
$ 3,000,000	Clear Channel Worldwide Holdings, Inc., Ser. B, B
	9.25%, 12/15/17 (h)	3,277,500
$ 500,000	Univision Communications, Inc., B
	12.00%, 7/1/14 (e)	553,125
$ 1,000,000	UPC Holding BV, B-
	9.875%, 4/15/18 (Netherlands) (e)	1,092,500
		4,923,125
	Oil & Gas – 0.7%
$ 1,200,000	Alta Mesa Holdings/Alta Mesa Finance Services Corp., B
	9.625%, 10/15/18 (e)	1,189,500
	Pharmaceuticals – 1.1%
$ 1,665,000	Axcan Intermediate Holdings, Inc., B
	12.75%, 3/1/16 (h)	1,756,575
	Retail – 1.6%
$ 2,450,000	Toys R Us Property Co. LLC, B+
	8.50%, 12/1/17 (e)(h)	2,652,125
	Telecommunications – 1.4%
$ 1,873,000	iPCS, Inc., BB-
	2.41188%, 5/1/13 (d)(h)	1,807,445
$ 500,000	NII Capital Corp., BB-
	10.00%, 8/15/16	566,875
		2,374,320
	Total Corporate Bonds – 21.1%
	(Cost $32,192,579)	34,671,876

See notes to financial statements.

Annual Report l October 31, 2010 l 13

LCM l Advent/Claymore Enhanced Growth & Income Fund l Portfolio of Investments continued

Number
of Shares		Value
	Common Stocks — 17.0%
	Agriculture – 1.1%
21,000	Lorillard, Inc. (a) (h)	$ 1,792,140
	Banks – 0.4%
2,500	Bank of America Corp. (a) (h)	28,600
20,000	Sumitomo Mitsui Financial Group, Inc. (Japan)	598,883
		627,483
	Beverages – 0.0%
1,000	Central European Distribution Corp. (a)(b)	24,970
	Biotechnology – 0.5%
17,000	Life Technologies Corp. (a)(b)	853,060
	Coal – 0.0%
500	Alpha Natural Resources, Inc. (a)(b)	22,585
	Computers – 2.5%
6,200	Apple, Inc. (a)(b)(h)	1,865,394
41,000	EMC Corp. (a)(b)(h)	861,410
31,000	Hewlett-Packard Co. (a)(h)	1,303,860
		4,030,664
	Entertainment – 0.0%
1,000	International Game Technology (a)(h)	15,590
	Insurance – 0.2%
32,500	MGIC Investment Corp. (a)(b)	286,650
2,500	XL Group PLC (Ireland) (a)	52,875
		339,525
	Internet – 0.5%
1,000	Equinix, Inc. (a)(b)	84,240
1,300	Google, Inc. – Class A (a)(b)	796,887
		881,127
	Iron/Steel – 1.1%
2,700	ArcelorMittal (Luxembourg) (a)(h)	87,426
40,000	United States Steel Corp. (a)(h)	1,711,600
		1,799,026
	Lodging – 0.6%
689,961	SJM Holdings Ltd. (Hong Kong)	1,025,289
	Mining – 0.8%
2,500	Freeport-McMoRan Copper & Gold, Inc. (a)	236,700
1,000	Goldcorp, Inc. (Canada) (a)	44,590
2,500	Newmont Mining Corp. (a)	152,175
45,000	Xstrata PLC (United Kingdom)	870,187
		1,303,652
	Miscellaneous Manufacturing – 2.8%
67,500	General Electric Co. (a)(h)	1,081,350
54,100	Honeywell International, Inc. (a)(h)	2,548,651
43,000	Textron, Inc. (a)	895,260
		4,525,261

Number
of Shares		Value
	Oil & Gas – 1.4%
5,000	Chesapeake Energy Corp. (a)(h)	$ 108,500
9,900	Exxon Mobil Corp. (a)	658,053
55,000	Valero Energy Corp. (a)(h)	987,250
5,769	Whiting Petroleum Corp. (a)(b)	579,438
		2,333,241
	Pharmaceuticals – 0.2%
5,200	Teva Pharmaceutical Industries Ltd., ADR (Israel) (a)	269,880
	Real Estate – 0.0%
3,052	Forest City Enterprises, Inc. – Class A (a) (b)	44,529
	REITS – 0.2%
20,000	Annaly Capital Management, Inc. (a)	354,200
	Semiconductors – 1.1%
73,000	Advanced Micro Devices, Inc. (a)(b)	535,090
58,150	Intel Corp. (a)(h)	1,167,070
20,000	ON Semiconductor Corp. (a)(b)(h)	153,400
		1,855,560
	Software – 1.3%
77,000	Microsoft Corp. (a)(h)	2,051,280
	Telecommunications – 2.3%
5,000	CommScope, Inc. (a)(b)	158,300
11,761	Frontier Communications Corp. (h)	103,262
95,000	Nokia OYJ, ADR (Finland) (a)	1,014,600
25,500	QUALCOMM, Inc. (a)(h)	1,150,815
44,000	Verizon Communications, Inc. (a)(h)	1,428,680
		3,855,657
	Total Common Stocks – 17.0%
	(Cost $25,227,610)	28,004,719
	Preferred Stock – 5.0%
	Banks – 0.6%
1,000	Ally Financial, 7.00%, (e)(h)	888,750
	Diversified Financial Services – 3.7%
80,976	Citigroup Capital XIII, 7.875% (d)	2,145,864
75,000	Citigroup Capital XII, 8.50% (d)(h)	1,977,750
80,000	JPMorgan Chase Capital XXIX, 6.70% (h)	2,024,000
		6,147,614
	Lodging – 0.7%
10,300	Las Vegas Sands Corp., 10.00%	1,171,625
	Total Preferred Stock – 5.0%
	(Cost $8,030,452)	8,207,989
	Exchange-Traded Funds – 1.7%
60,100	Industrial Select Sector SPDR Fund (a)	1,934,018
8,000	SPDR S&P 500 ETF Trust (h)	948,240
	(Cost $2,684,797)	2,882,258

See notes to financial statements.

14 l Annual Report l October 31, 2010

LCM l Advent/Claymore Enhanced Growth & Income Fund l Portfolio of Investments continued

Number
of Shares		Value
	Warrants – 2.6%
666,490	Bank of America Corp. (a)	$ 1,366,304
163,659	JPMorgan Chase & Co. (a)(h)	2,086,652
105,500	Wells Fargo & Co. (a)	870,375
	(Cost $4,646,052)	4,323,331
	Total Investments – 123.8%
	(Cost $188,605,209)	203,849,347
	Other Assets in excess of Liabilities – 6.6%	10,928,446
	Total Options Written (Premiums received $77,047) – (0.0%)	(93,608)
	Borrowings – (30.4%)	(50,000,000)
	Net Assets – 100.0%	$164,684,185

AB – Stock Company

ADR – American Depositary Receipt

BV – Limited Liability Company

LLC – Limited Liability Company

PLC – Public Limited Company

OYJ – Publicly Traded Company

Pte. Ltd. – Private Limited

SA – Corporation

SAB de CV – Publicly Traded Company

SCA – Limited Partnership

(a)	All or a portion of this security position represents cover (directly or through conversion rights) for outstanding options written.
(b)	Non-income producing security.
(c)	The reference entity is denominated in Chinese Yuan, but traded in U.S. dollars.
(d)	Variable rate or floating rate security. The rate shown is as of October 31, 2010.
(e)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, these securities amounted to 13.9% of net assets.
(f)	Security becomes a 0% coupon, accreting bond after December 15, 2013 with a 2.0% principal accretion rate.
(g)	Perpetual maturity.
(h)	All or a portion of this security has been physically segregated in connection with forward exchange currency contracts and line of credit. As of October 31, 2010, the total amount segregated was $103,237,641.

Ratings shown are per Standard & Poor's. Securities classified as NR are not rated by Standard & Poor's. Ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

See notes to financial statements.

Annual Report l October 31, 2010 l 15

LCM l Advent/Claymore Enhanced Growth & Income Fund l Portfolio of Investments continued

Contracts
(100 shares		Expiration	Exercise	Market
per contract)	Call Options Written(a)	Month	Price	Value
100	Advanced Micro Devices, Inc.	November 2010	$ 8.00	$ 1,200
10	Alpha Natural Resources, Inc.	November 2010	50.00	400
10	AngloGold Ashanti Ltd.	November 2010	50.00	450
10	Annaly Capital Management, Inc.	December 2010	19.00	80
10	Apache Corp.	November 2010	110.00	350
10	Apple, Inc.	December 2010	350.00	1,320
25	ArcelorMittal	November 2010	38.00	100
25	Avis Budget Group, Inc.	November 2010	12.50	625
25	Bank of America Corp.	November 2010	15.00	25
10	Cameron International Corp.	November 2010	46.00	1,000
10	Central European Distribution Corp.	November 2010	22.50	2,500
15	Cephalon, Inc.	November 2010	70.00	450
50	Chesapeake Energy Corp.	December 2010	24.00	1,550
10	Ciena Corp.	November 2010	18.00	30
5	CommScope, Inc.	December 2010	32.00	175
50	EMC Corp.	November 2010	22.00	1,250
10	Equinix, Inc.	November 2010	85.00	2,450
10	Exxon Mobil Corp.	November 2010	70.00	110
30	Forest City Enterprises, Inc.	November 2010	15.00	750
25	Freeport-McMoRan Copper & Gold, Inc.	November 2010	90.00	17,250
50	General Electric Co.	November 2010	17.00	300
10	Gilead Sciences, Inc.	November 2010	44.00	60
10	Goldcorp, Inc.	December 2010	47.00	1,080
50	Goodrich Petroleum Corp.	December 2010	15.00	2,500
5	Google, Inc.	November 2010	640.00	2,300
20	GSI Commerce, Inc.	November 2010	29.00	200
10	Hartford Financial Services Group, Inc.	November 2010	26.00	310
50	Hewlett-Packard Co.	December 2010	45.00	2,900
15	Hologic, Inc.	December 2010	17.50	638
50	Honeywell International, Inc.	November 2010	48.00	3,150
50	Industrial Select Sector SPDR Fund	November 2010	33.00	1,550
10	Intel Corp.	November 2010	22.00	30
10	International Game Technology	December 2010	16.00	600
10	JPMorgan Chase & Co.	December 2010	42.00	270
10	KeyCorp	November 2010	9.00	70
50	Life Technologies Corp.	December 2010	50.00	9,750
25	Lorillard, Inc.	November 2010	85.00	4,150
50	MGIC Investment Corp.	December 2010	11.00	600
10	MGM Resorts International	November 2010	13.00	80
50	Microsoft Corp.	November 2010	29.00	250
10	Mylan, Inc.	November 2010	21.00	280
15	Navistar International Corp.	December 2010	55.00	825
10	Newmont Mining Corp.	December 2010	67.50	810
10	NextEra Energy, Inc.	December 2010	60.00	150
25	Nokia OYJ	November 2010	13.00	50
50	NuVasive, Inc.	November 2010	40.00	250
20	Omnicare, Inc.	November 2010	25.00	800

Contracts
(100 shares		Expiration	Exercise	Market
per contract)	Call Options Written(a)	Month	Price	Value
15	ON Semiconductor Corp.	December 2010	8.00	$ 375
20	Owens-Brockway Glass Container, Inc.	November 2010	31.00	250
50	Peabody Energy Corp.	November 2010	55.00	4,150
15	PPL Corp.	November 2010	29.00	150
100	QUALCOMM, Inc.	December 2010	47.00	10,200
10	SanDisk Corp.	December 2010	43.00	940
10	Sonic Automotive, Inc.	December 2010	12.50	300
10	Teva Pharmaceutical Industries Ltd.	November 2010	57.50	50
50	Textron, Inc.	December 2010	23.00	1,200
20	Transocean Ltd.	November 2010	70.00	1,060
15	Trinity Industries, Inc.	December 2010	27.00	225
10	United Continental Holdings, Inc.	November 2010	29.00	1,060
50	United States Steel Corp.	December 2010	48.00	4,650
17	Valero Energy Corp.	November 2010	19.00	255
10	Verigy Ltd.	November 2010	9.00	575
50	Verizon Communications, Inc.	November 2010	34.00	450
10	Wells Fargo & Co.	November 2010	28.00	120
10	Wells Fargo & Co.	December 2010	29.00	230
10	Whiting Petroleum Corp.	November 2010	110.00	700
25	XL Group PLC	November 2010	24.00	250
50	XM Satellite Radio, Inc.	November 2010	1.50	400
	Total Options Written
	(Premiums received $77,047)			$ 93,608
(a) Non-income producing security.

See notes to financial statements.

16 l Annual Report l October 31, 2010

LCM l Advent/Claymore Enhanced Growth & Income Fund
Statement of Assets and Liabilities | October 31, 2010
Assets
Investments, at value (cost $188,605,209)	$203,849,347
Cash & Cash Equivalents	7,957,596
Restricted Cash	1,468,289
Foreign currency, at value (cost $19,598)	21,264
Receivable for securities sold	3,068,659
Dividends and interest receivable	1,701,758
Tax Reclaims receivable	61,297
Other assets	21,005
Total assets	218,149,215
Liabilities
Borrowings	50,000,000
Payable for securities purchased	2,595,431
Unrealized depreciation on forward exchange currency contracts	395,395
Options written, at value (premiums received of $77,047)	93,608
Investment Management fee payable	92,340
Investment Advisory fee payable	88,718
Interest due on borrowings	8,040
Administrative fee payable	4,819
Unrealized depreciation on swap contracts	4,574
Accrued expenses and other liabilities	182,105
Total liabilities	53,465,030
Net Assets	$164,684,185
Composition of Net Assets
Common stock, $0.001 par value per share; unlimited number of shares authorized, 13,603,025 shares issued and outstanding	$13,603
Additional paid-in capital	236,440,633
Accumulated net realized loss on investments, options, swaps and foreign currency transactions	(87,064,899)
Accumulated net unrealized appreciation on investments, options, swaps and foreign currency translation	14,838,577
Accumulated undistributed net investment income	456,271
Net Assets	$164,684,185
Net Asset Value
(based on 13,603,025 common shares outstanding)	$12.11

See notes to financial statements.

Annual Report l October 31, 2010 l 17

LCM l Advent/Claymore Enhanced Growth & Income Fund
Statement of Operations | For the year ended October 31, 2010
Investment Income
Interest	$5,457,699
Dividends (net of foreign withholding taxes of $6,491)	3,269,998
Total income		$8,727,697
Expenses
Investment Management fee	996,591
Investment Advisory fee	957,509
Line of credit fee	144,479
Professional fees	172,870
Trustees' fees and expenses	153,269
Fund accounting	70,416
Printing expense	62,343
Administration fee	53,252
Custodian fee	48,743
Insurance	24,870
NYSE listing fee	21,170
Transfer agent fee	19,148
Miscellaneous	26,394
Interest Expense	465,871
Total expenses		3,216,925
Net investment income		5,510,772
Realized and Unrealized Gain (Loss) on Investments, Options, Swaps and Foreign Currency Transactions
Net realized gain (loss) on:
Investments		12,509,869
Options		(1,123,347)
Swaps		27,472
Foreign currency transactions		139,012
Change in net unrealized appreciation (depreciation) on:
Investments		3,602,179
Options		(551,299)
Swaps		(4,574)
Foreign currency translation		(430,872)
Net realized and unrealized gain on investments, options, swaps and foreign currency transactions		14,168,440
Net Increase in Net Assets Resulting from Operations		$19,679,212

See notes to financial statements.

18 l Annual Report l October 31, 2010

LCM l Advent/Claymore Enhanced Growth & Income Fund
Statement of Changes in Net Assets |
	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Change in Net Assets from Operations
Net investment income	$5,510,772	$5,333,606
Net realized gain (loss) on investments, options, swaps and foreign currency transactions	11,553,006	(47,458,544)
Net change in unrealized appreciation (depreciation) on investments, options, swaps and
foreign currency translation	2,615,434	68,646,666
Net increase in net assets resulting from operations	19,679,212	26,521,728
Distributions to Common Shareholders from
Net investment income	(14,364,794)	(9,090,807)
Return of Capital	–	(6,443,848)
Total distributions to common shareholders	(14,364,794)	(15,534,655)
Total increase in net assets	5,314,418	10,987,073
Net Assets
Beginning of year	159,369,767	148,382,694
End of year (including accumulated undistributed net investment income and distributions in excess of net investment income of $456,271 and $(19,941), respectively)	$164,684,185	$159,369,767

See notes to financial statements.

Annual Report l October 31, 2010 l 19

LCM l Advent/Claymore Enhanced Growth & Income Fund

Statement of Cash Flows | For the year ended October 31, 2010

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$19,679,212
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used in Operating and Investing Activities:
Net change in unrealized appreciation on investments	(3,602,179)
Net change in unrealized depreciation on options	551,299
Net change in unrealized depreciation on swaps	4,574
Net change in unrealized depreciation on foreign currency transactions	430,872
Net realized gain on investments	(12,509,869)
Net realized loss on options	1,123,347
Net realized gain on swaps	(27,472)
Net realized gain on foreign currency transactions	(139,012)
Purchase of long-term investments	(280,069,100)
Proceeds from sale of long-term investments	236,835,971
Cost of written options assigned and closed	(864,590)
Net Amortization of premium	(1,579,019)
Decrease in receivable for securities sold	5,036,979
Increase in dividends and interest receivable	(466,839)
Decrease in foreign currency	479,998
Decrease in tax reclaims receivable	20,049
Decrease in other assets	18,454
Net change in restricted cash	(1,468,289)
Increase in payable for investments purchased	1,603,485
Increase in interest due on borrowings	8,040
Premiums received on call options written	1,101,596
Increase in investment management fee payable	21,606
Increase in investment advisory fee payable	20,757
Increase in administrative fee payable	1,081
Increase in accrued expenses and other liabilities	14,430
Net Cash Used in Operating and Investing Activities	(33,774,619)
Cash Flows From Financing Activities:
Dividends paid to common shareholders	(14,364,794)
Proceeds from borrowings	50,000,000
Net Cash Provided by Financing Activities	35,635,206
Net increase in cash	1,860,587
Cash at Beginning of Period	6,097,009
Cash at End of Period	$7,957,596
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$457,831

See notes to financial statements.

20 l Annual Report l October 31, 2010

LCM l Advent/Claymore Enhanced Growth & Income Fund
Financial Highlights |
	For the		For the	For the	For the	For the
Per share operating performance	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
for a common share outstanding throughout the period	October 31, 2010		October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006
Net asset value, beginning of period	$11.72		$10.91	$20.09	$19.41	$18.51
Income from investment operations
Net investment income (a)	0.40		0.39	0.47	0.44	0.58
Net realized and unrealized gain (loss) on investments,
options, swaps and foreign currency transactions	1.05		1.56	(8.05)	1.84	1.92
Total from investment operations	1.45		1.95	(7.58)	2.28	2.50
Distributions to Common Shareholders
Net investment income	(1.06)		(0.67)	(0.90)	(1.60)	(1.60)
Return of capital	–		(0.47)	(0.70)	–	–
Total distributions to Common Shareholders	(1.06)		(1.14)	(1.60)	(1.60)	(1.60)
Net asset value, end of period	$12.11		$11.72	$10.91	$20.09	$19.41
Market value, end of period	$11.38		$10.48	$8.97	$17.46	$18.78
Total investment return(b)
Net asset value	13.14%		19.74%	-40.37%	12.24%	14.11%
Market value	19.37%		34.17%	-42.88%	1.08%	22.20%
Ratios and supplemental data
Net assets, end of period (thousands)	$164,684		$159,370	$148,383	$273,288	$263,648
Ratios to Average Net Assets applicable to Common Shares:
Operating Expenses	1.71%		1.42%	1.34%	1.26%	1.29%
Interest Expense (c)	0.39	%(d)	N/A	N/A	N/A	N/A
Total Expenses	2.10%		N/A	N/A	N/A	N/A
Net investment income, including interest expense	3.43%		3.68%	2.91%	2.21%	3.09%
Portfolio turnover rate	127%		236%	192%	181%	415%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$50,000		N/A	N/A	N/A	N/A
Asset Coverage per $1,000 of indebtedness(e)	$4,293		N/A	N/A	N/A	N/A

*	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Interest expense ratio relates to interest associated with borrowings.
(d)	This ratio is annualized.
(e)	Calculated by subtracting the Fund's total liabilities (not including the borrowings) from the Fund's total assets and dividing by the total borrowings.

See notes to financial statements.

Annual Report l October 31, 2010 l 21

LCM l Advent/Claymore Enhanced Growth & Income Fund

Notes to Financial Statements | October 31, 2010

Note 1 – Organization:

Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) was organized as a Delaware statutory trust on January 30, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended.

The Fund’s primary investment objective is to provide current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing its assets in dividend and interest paying equity securities, convertible securities and non-convertible high-yield securities. Also, in pursuit of the Fund’s primary investment objective, the Fund intends to engage in an option strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio.

On October 15, 2009, Guggenheim Partners LLC, (“Guggenheim Partners”), a global diversified financial services firm, and Guggenheim Funds Services Group, Inc. (formerly Claymore Group Inc.), parent of Guggenheim Funds Investment Advisors, LLC (f/k/a Claymore Advisors, LLC,) the “Adviser” the Adviser of the Fund, announced the completion of a previously announced merger. The closing of the transaction took place on October 14, 2009, whereby GuggClay Acquisition, Inc. merged into Guggenheim Funds Services Group, Inc., the surviving entity. This transaction resulted in a change-of-control whereby Guggenheim Funds Services Group, Inc. and its subsidiaries, including Guggenheim Funds Investments Advisors, LLC, became indirect, wholly-owned subsidiaries of Guggenheim Partners. As a result of this merger, Claymore Securities, Inc. changed its name to Guggenheim Funds Distributors, Inc. The transaction did not affect the daily operations of the Fund or the investment management activities of the Adviser.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the closing bid prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). There were no securities fair valued in accordance with such procedures established by the Board of Trustees at October 31, 2010.

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggre-

22 l Annual Report l October 31, 2010

LCM l Advent/Claymore Enhanced Growth & Income Fund l Notes to Financial Statements continued

gate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund has adopted the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Fund has adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund did not have any Level 3 securities during the year ended October 31, 2010.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of October 31, 2010:

Quoted Prices in			Significant
Active Markets for		Significant Other	Unobservable
Identical Assets		Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
(value in $000s)
Assets:
Convertible Bonds	$–	$87,616	$–	$87,616
Convertible Preferred Stocks:
Auto Manufacturers	2,008	–	–	2,008
Banks	12,383	–	–	12,383
Electric	3,734	1,012	–	4,746
Healthcare-Services	–	918	–	918
Insurance	3,615	–	–	3,615
Mining	1,085	–	–	1,085
Oil & Gas	4,399	312	–	4,711
Pharmaceuticals	3,753	–	–	3,753
Real Estate	–	883	–	883
Telecommunications	–	4,040	–	4,040
Common Stocks	28,005	–	–	28,005
Corporate Bonds	–	34,672	–	34,672
Exchange-Traded Funds	2,882	–	–	2,882
Preferred Stock:
Banks	–	889	–	889
Diversified Financial Services	6,148	–	–	6,148
Lodging	–	1,172	–	1,172
Warrants	4,323	–	–	4,323
Total	$72,335	$131,514	$–	$203,849
Liabilities:
Options Written	$94	$–	$–	$94
Forward Exchange
Currency Contracts	–	395	–	395
Credit Default Swaps	–	5	–	5
Total	$94	$400	$–	$494
There were no transfers between Level 1 and Level 2. There were no Level 3 transfers.

Annual Report l October 31, 2010 l 23

LCM l Advent/Claymore Enhanced Growth & Income Fund l Notes to Financial Statements continued

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Cash and Cash Equivalents

The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.

(d) Restricted Cash

A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps, forward exchange currency contracts and securities purchased on a when issued or delayed delivery basis.

(e) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments and income and expenses denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.

(f) Covered Call Options

The Fund intends to pursue its primary objective by employing an option strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio of the Fund. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(g)Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund entered into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily using broker quotes at current market value and any unrealized gain or loss is included on the Statement of Assets and Liabilities. Gain or loss is realized upon periodic payments and the ultimate termination of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions, according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(h) Forward Exchange Currency Contracts

The Fund entered into forward exchange currency contracts in order to hedge its exposure to the change in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

24 l Annual Report l October 31, 2010

LCM l Advent/Claymore Enhanced Growth & Income Fund l Notes to Financial Statements continued

Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(i) Concentration of Risk

It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

(j) Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099-DIV in January 2011.

Note 3 – Investment Advisory Agreement, Investment Management Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between Guggenheim Funds Investment Advisors, LLC (the “Adviser”) and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), provides personnel and pays the compensation of all Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.49% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to any preferred shares or to the use of financial leverage, if any) less the sum of accrued liabilities.

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.51% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research. The Investment Manager also provides personnel to the Fund and pays the compensation of all Trustees and Officers of the Fund who are its affiliates.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As transfer agent, BNY is responsible for performing transfer agency services for the Fund. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Guggenheim Funds Investment Advisors, LLC provides Fund Administration services to the Fund. As compensation for its services performed under the Administration Agreement, Guggenheim Funds Investment Advisors, LLC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser or Investment Manager. The Fund does not compensate its Officers or Trustees who are Officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

In order to present paid-in-capital in excess of par, undistributed net investment income and accumulated realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated realized gains or losses on investments. A permanent book to tax difference relating to the distributions received from convertible bonds and trust preferred securities totaling $2,240,562 was reclassified from accumulated realized gain to accumulated undistributed net investment income. A permanent book to tax difference relating to fund settlement income totaling $76,126 was reclassified from accumulated realized gain to accumulated undistributed net investment income. A permanent book and tax difference relating to gains on foreign currency transactions in the amount of $139,012 were reclassified from net realized gain to net investment income. A permanent book to tax difference relating to prior year distributions paid and the characterization of distributions received from real estate investment trusts totaling $1,041 was reclassified from

Annual Report l October 31, 2010 l 25

LCM l Advent/Claymore Enhanced Growth & Income Fund l Notes to Financial Statements continued

accumulated net investment income to capital. Finally, a permanent book to tax difference relating to a taxable income overdistribution paid totaling $6,874,534 was reclassified from accumulated undistributed net investment income to capital.

Subsequent to the October 31, 2009, reporting period, it was determined that a reclassification of $1,041 was required between ordinary income and capital gain, resulting in a recharacterization between distributions paid from ordinary income and capital. This reclassification related to real estate investment trusts held by the Fund and was the result of information becoming available on the investments after the prior year-end.

At October 31, 2010, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options and foreign currency translations are as follows:

					Undistributed	Undistributed
Cost of			Net Tax	Net Tax Unrealized	Ordinary	Long-Term
Investments	Gross Tax	Gross Tax	Unrealized	Depreciation	Income/	Gains/
for Tax	Unrealized	Unrealized	Appreciation	on Derivatives and	(Accumulated	(Accumulated
Purposes	Appreciation	Depreciation	on Investments	Foreign Currency	Ordinary Loss)	Capital Loss)
$188,710,424	$17,007,514	$(1,868,591)	$15,138,923	$(10,166)	$0	$(86,632,707)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales and additional income accrued for tax purposes on certain convertible securities.

At October 31, 2010, for federal income tax purposes, the Fund had a capital loss carryforward of $86,632,707 available to offset possible future capital gains. Of the capital loss carryforward, $34,213,987 expires on October 31, 2016, and $52,418,720 expires on October 31, 2017.

For the years ended October 31, 2010 and October 31, 2009, the tax character of distributions paid of $14,364,794 and $9,090,807 was ordinary income and $0 and $6,443,848 was return of capital, respectively.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

For the year ended October 31, 2010, purchases and sales of investments, excluding options and short-term securities, were $280,069,100 and $236,835,971, respectively.

Note 6 – Derivatives:

(a) Covered Call Options

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the current right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

26 l Annual Report l October 31, 2010

LCM l Advent/Claymore Enhanced Growth & Income Fund l Notes to Financial Statements continued

The Fund entered into written option contracts for the year ended October 31, 2010.

Details of the transactions were as follows:
	Number of Contracts	Premiums Received
Options outstanding, beginning of year	3,973	$ 290,564
Options written during the year	22,684	1,101,596
Options expired during the year	(9,031)	(450,524)
Options closed during the year	(12,289)	(732,187)
Options assigned during the year	(3,645)	(132,402)
Options outstanding, end of year	1,692	$ 77,047

(b) Swaps

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, typically contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against counterparties (i.e. decline in a counterparty's credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivative instruments' payables or receivables with collateral posted to a segregated custody account.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

The Fund entered into swap agreements during the year ended October 31, 2010, to potentially enhance return. Details of the swap agreements outstanding as of October 31, 2010, are as follows:

Credit Default Swap Agreements:				Implied Credit
				Spread at	Notional	Paying	Unrealized
		Buy/Sell	Termination	October 31,	Amount	Fixed	Appreciation/
Counterparty	Reference Entity	Protection	Date	2010 (1)	(000)	Rate	(Depreciation)
Citibank, N.A., New York	Dow Chemical Company	Buy	12/20/2015	98.32%	$300	1.00%	$(4,574)

For the credit default swap noted, the Fund pays a fixed rate. The market value of the swaps outstanding reflects the current payable for the underlying asset.

(1) The implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘Defaulted’ indicates a credit event has occurred for the reference entity or obligation.

(c)  Forward Exchange Currency Contracts

A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

Annual Report l October 31, 2010 l 27

LCM l Advent/Claymore Enhanced Growth & Income Fund l Notes to Financial Statements continued

At October 31, 2010, the following forward exchange currency contracts were outstanding:

						Net Unrealized
					Value at	Appreciation
Contracts to Sell		Counterparty	Settlement Date	Settlement Value	10/31/10	(Depreciation)
EUR	1,900,000
for USD	2,450,126	The Bank of New York Mellon	12/16/2010	$2,450,126	$2,639,224	$(189,098)
JPY	52,000,000
for USD	626,264	The Bank of New York Mellon	12/16/2010	626,264	645,846	(19,582)
GBP	3,060,000
for USD	4,724,120	The Bank of New York Mellon	12/16/2010	4,724,120	4,890,524	(166,404)
CHF	1,300,000
for USD	1,301,953	The Bank of New York Mellon	12/16/2010	1,301,953	1,322,264	(20,311)
Total unrealized depreciation on forward exchange currency contracts						$(395,395)

(d) Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of October 31, 2010:

Statement of Asset & Liabilities Presentation of Fair Values of Derivative Instruments:
(amounts in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities (options purchased)	$–	Options written, at value	$94
Credit Risk	Unrealized appreciation on swaps	–	Unrealized depreciation on swaps	5
Forward exchange currency contracts	Unrealized appreciation on currency contracts	–	Unrealized depreciation on currency contracts	395
Total		$–		$494

The following table presents the effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2010:

Effect of Derivative Instruments on the Statement of Operations:

(amount in thousands)
Amount of Realized Gain/(Loss) on Derivatives
Derivatives not accounted			Foreign Currency
for as hedging instruments	Options	Swaps	Transactions	Total
Equity risk	$(1,123)	$ –	$ –	$(1,123)
Credit Risk	–	27		27
Forward exchange risk	–	–	139	139
Total	$(1,123)	$27	$139	$ (957)

Change in Unrealized Appreciation (Depreciation) on Derivatives

Derivatives not accounted			Foreign Currency
for as hedging instruments	Options	Swaps	Translation	Total
Equity risk	$(551)	$	$ –	$(551)
Credit risk		(5)		(5)
Forward exchange risk	–		(431)	(431)
Total	$(551)	$(5)	$(431)	$(987)

Derivative Notional amounts and values as of October 31, 2010 are indicative of the volume of the Fund’s derivatives activities over the reporting period, except for swaps and forward exchange currency contracts.

Derivative Volume
Forward Exchange Currency Contracts:
Average Settlement Value Purchased	533,075
Average Settlement Value Sold	1,437,395
Ending Settlement Value Purchased	–
Ending Settlement Value Sold	9,102,463

28 l Annual Report l October 31, 2010

LCM l Advent/Claymore Enhanced Growth & Income Fund l Notes to Financial Statements continued

The Fund increased the volume of activity in swaps during the period ended October 31, 2010, with an average notional balance of approximately $55,890 during the year ended October 31, 2010 and an ending notional balance of $300,000.

Note 7 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 13,603,025 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the year ended October 31, 2010 or the year ended October 31, 2009.

Note 8 – Borrowings:

On December 30, 2009, the Fund entered into a $50,000,000 committed credit facility agreement whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.95%. An unused commitment fee of 0.85% is charged on the difference between the $50,000,000 credit agreement and the amount borrowed, which is included in “Line of credit fee” on the Statement of Operations. A one-time origination fee in the amount of $125,000 was paid by the Fund and is included in “Line of credit fee” on the Statement of Operations. As of October 31, 2010, there was $50,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the year ended October 31, 2010 was $34,726,027 with a related average interest rate of 1.32%. The maximum amount outstanding during the period was $50,000,000.

The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater that the Fund’s return on the underlying investment.

The committed facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which BNY has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its share are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

Note 9 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Subsequent Event:

On November 1, 2010, the Board of Trustees declared a quarterly dividend of $0.264 per common share. This dividend was payable on November 30, 2010 to shareholders of record on November 15, 2010.

The Fund has performed an evaluation of subsequent events through December 22, 2010, which is the date the financial statements were issued, and determined that no additional events have occurred that require disclosure.

Annual Report l October 31, 2010 l 29

LCM l Advent/Claymore Enhanced Growth & Income Fund

Report of Independent Registered Public Accounting Firm |

To the Board of Trustees and Shareholders of
Advent/Claymore Enhanced Growth & Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Advent/Claymore Enhanced Growth & Income Fund (the "Fund") at October 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 22, 2010

30 l Annual Report l October 31, 2010

LCM l Advent/Claymore Enhanced Growth & Income Fund l Supplemental Information (unaudited) continued

Supplemental Information | (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $1,998,201 was received by the Fund through October 31, 2010. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders $1,679,706 of investment income (dividend income plus short-term gains, if any) qualified for the dividends-received deduction.

In January 2011, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2010.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on September 28, 2010. At this meeting, shareholders voted on the election of trustees. With regard to the election of the following Class III Trustees by common shareholders of the Fund:

	# of Shares
	For	Withheld
Gerald L. Seizert	11,274,239	247,173
Derek Medina	11,265,760	255,651
Randall C. Barnes	11,264,674	256,737

The other Trustees of the Fund whose terms did not expire in 2010 are Daniel L. Black, Tracy V. Maitland, Ronald A. Nyberg and Michael A. Smart

Trustees

The Trustees of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

	Term of		Number of
Name, Address, Year of	Office* and	Principal Occupations During	Funds in Fund
Birth and Position(s)	Length of	the Past Five Years and	Complex** Overseen	Other Directorships
Held with Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Daniel Black+	Since 2005	Partner, the Wicks Group of Cos., LLC (2003-present). Formerly,	3	Director of Penn Foster
Year of birth: 1960		Managing Director and Co-head of the Merchant Banking Group		Education Group, Inc.
Trustee		at BNY Capital Markets, a division of The Bank of New York Co.,
Inc. (1998-2003).
Randall C. Barnes++	Since 2005	Private Investor (2001-present), Formerly, Senior Vice President,	49	None.
Year of birth: 1951		Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut
Trustee		International (1991-1993) and Senior Vice President, Strategic
Planning and New Business Development (1987-1990)
of PepsiCo, Inc. (1987-1997).
Derek Medina+	Since 2004	Senior Vice President, Business Affairs at ABC News	3	Director of Young Scholar’s
Year of birth: 1966		(2008-present). Vice President, Business Affairs and News		Institute.
Trustee		Planning at ABC News (2003-2008). Formerly, Executive
Director, Office of the President at ABC News (2000-2003).
Former Associate at Cleary Gottlieb Steen & Hamilton (law
firm) (1995-1998). Former associate in Corporate Finance at
J.P. Morgan/ Morgan Guaranty (1988-1990).
Ronald A. Nyberg++	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing	51	None.
Year of birth: 1953		in corporate law, estate planning and business transactions
Trustee		(2000-present). Formerly, Executive Vice President, General
Counsel and Corporate Secretary of Van Kampen Investments
(1982-1999).
Gerald L. Seizert, CFP+	Since 2004	Chief Executive Officer of Seizert Capital Partners, LLC, where	3	Former Director of Loomis,
Year of birth: 1952		he directs the equity disciplines of the firm and serves as a		Sayles and Co., L.P.
Trustee		co-manager of the firm’s hedge fund, Proper Associates, LLC
(2000-present). Formerly, Co-Chief Executive (1998-1999) and a
Managing Partner and Chief Investment Officer-Equities of Munder
Capital Management, LLC (1995-1999). Former Vice President
and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset
manager) (1984-1995). Former Vice President and Portfolio
Manager at First of America Bank (1978-1984).
Michael A. Smart+	Since 2004	Managing Partner, Cordova, Smart & Williams LLC, Advisor to	3	Director, Country Pure
Year of birth: 1960		First Atlantic Capital Ltd., (2001-present). Formerly, a Managing		Foods. Chairman, Board of
Trustee		Director in Investment Banking-The Private Equity Group		Directors, Berkshire Blanket,
		(1995-2001) and a Vice President in Investment Banking-Corporate		Inc., President and Chairman,
		Finance (1992-1995) at Merrill Lynch & Co. Founding Partner of		Board of Directors, Sqwincher
		The Carpediem Group, a private placement firm (1991-1992).		Holdings. Board of Directors,
		Former Associate at Dillon, Read and Co. (investment bank)		Sprint Industrial Holdings.
		(1988-1990).		Co-chair of the Board of
H20 plus.

Annual Report l October 31, 2010 l 31

LCM l Advent/Claymore Enhanced Growth & Income Fund l Supplemental Information (unaudited) continued

Term of
Name, Address, Year of	Office* and	Principal Occupations During	Number of Funds
Birth and Position(s)	Length of	the Past Five Years and	in Fund Complex**	Other Directorships
Held with Registrant	Time Served	Other Affiliations	Overseen by Trustee	Held by Trustee
Interested Trustees:
Tracy V. Maitland+T	Since 2004	President of Advent Capital Management, LLC, which he founded in	3	None.
Year of birth: 1960		1995. Prior to June 2001, President of Advent Capital Management,
Trustee, President and		a division of Utendahl Capital.
Chief Executive Officer

+	Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10018
++	Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532
*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
	---	Messrs. Smart and Black, as Class I Trustees, are expected to stand for re-election at the Fund’s 2011 annual meeting of shareholders.
	---	Messrs. Maitland and Nyberg, as a Class II Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.
	---	Messrs. Seizert, Medina and Barnes, as Class III Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.
**
The Guggenheim Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc. The Guggenheim Fund Complex is overseen by multiple Boards of Trustees.

Ø
Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Manager.

Officers
The Officers of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

Name, Address*, Year	Term of
of Birth and Position(s)	Office** and Length	Principal Occupations During the Past Five Years and
Held with Registrant	of Time Served	Other Affiliations
Officers:
F. Barry Nelson	Since 2005	Co-Portfolio Manager at Advent Capital Management, LLC (2001-present). Prior to 2001, Mr.
Year of birth: 1943		Nelson held the same position at Advent Capital Management, a division of Utendahl Capital.
Vice President and Assistant Secretary
Robert White	Since 2005	Chief Financial Officer, Advent Capital Management, LLC (2005-present). Previously,
Year of birth: 1965		Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).
Treasurer and
Chief Financial Officer
Rodd Baxter	Since 2005	General Counsel, Advent Capital Management, LLC (2002-present); Formerly, Director and
Year of birth: 1950		Senior Counsel, SG Cowen Securities Corp. (1998-2002).
Secretary and Chief Compliance Officer

*	Address for all Officers unless otherwise noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10018
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

32 l Annual Report l October 31, 2010

LCM l Advent/Claymore Enhanced Growth & Income Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareholder Services, Attention: Stock Transfer Department, P.O. Box 358015, Pittsburg, PA 15252; Phone Number: (866) 488-3559.

Annual Report l October 31, 2010 l 33

LCM l Advent/Claymore Enhanced Growth & Income Fund

Fund Information |

Board of Trustees	Officers	Investment Manager
Randall C. Barnes	Tracy V. Maitland	Advent Capital Management, LLC
	President and Chief Executive Officer	New York, New York
Daniel Black
F. Barry Nelson
Tracy V. Maitland*	Vice President and Assistant Secretary	Investment Adviser and
Chairman		Administrator
	Robert White	Guggenheim Funds Investment
Derek Medina	Treasurer and Chief Financial Officer	Advisors, LLC
(Formerly known as Claymore
Ronald A. Nyberg	Rodd Baxter	Lisle, Illinois
Secretary and Chief Compliance Officer
Gerald L. Seizert

Michael A. Smart		Custodian and Transfer Agent
The Bank of New York Mellon
* Trustee is an “interested person” of the Fund as defined in		New York, New York
the Investment Company Act of 1940, as amended.
Legal Counsel
Skadden, Arps, Slate, Meagher &
Flom LLP
New York, New York

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
New York, New York

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent/Claymore Enhanced Growth & Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:
The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286; (866) 488-3559.

This report is sent to shareholders of Advent/Claymore Enhanced Growth and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227 or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov or www.guggenheimfunds.com.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or www.guggenheimfunds.com. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders
Notice is hereby given in accordance with Section 239(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Annual Report l October 31, 2010 l 35

Advent Capital Management, LLC
Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

Investment Process
Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, Inc.
1271 Avenue of the Americas	2455 Corporate West Drive
New York, New York 10018	Lisle, IL 60532
Member FINRA/SIPC
(12/10)

LCM-AR-1010

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)                (1)  The registrant's Code of Ethics is attached hereto as an exhibit.

(2)	Not applicable.

(3)	Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the “Audit Committee”), each of whom is an "independent" Trustee, as defined in Item 3 of Form N-CSR:  Randall C. Barnes, Daniel Black, Derek Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as an Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a)              Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $87,702 and $86,250 for the fiscal years ended October 31, 2010, and October 31, 2009, respectively.

(b)              Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a), were $0 and $0 for the fiscal years ended October 31, 2010, and October 31, 2009, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c)              Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $14,500 and $14,500 for the fiscal years ended October 31, 2010, and October 31, 2009, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

 (d)              All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ended October 31, 2010, and October 31, 2009, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures:

(1) In accordance with Rule 2-01(c)(7) of Regulation S-X, the Audit Committee pre-approves all of the Audit and Tax  Fees of the registrant.  All of the services described in Items 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant’s independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.

AUDIT COMMITTEE PRE-APPROVAL POLICY
OF
ADVENT CLAYMORE ENHANCED GROWTH & INCOME FUND

Statement of Principles

The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Claymore Enhanced Growth & Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence.  Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy.  The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents".  The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee.  The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.  The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman").  The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto.  Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority.  This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both.  The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents.  Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor.  Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC.  A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

(2)	None of the services described in each of Items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $14,500 and $14,500 for the fiscal years ended October 31, 2010, and October 31, 2009, respectively.

(h)           Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)  The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of:  Daniel Black, Randall C. Barnes, Derek Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

(b)  Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the "Manager").  The Manager’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Paul Latronica and Richard Rosen (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the portfolio managers as of October 31, 2010:

Name	Since	Professional Experience

Paul Latronica	2007	Portfolio Manager at Advent Capital Management, LLC. He has been associated with Advent Capital Management for more than six years.
Richard Rosen	2009	Portfolio Manager at Advent Capital Management, LLC since 2009. He was previously a Portfolio Manager with Mackay Shields (1999-2009).

(a) (2) (i-iii)                      Other accounts managed.    Mr. Latronica does not manage any performance based fee accounts.  Mr. Rosen manages three performance based accounts with total assets of $627 million.  The following summarizes information regarding each of the other accounts managed by the Portfolio Managers as of October 31, 2010:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets
Paul Latronica	1	$467 million	1	$27	57	$1,280
Richard Rosen	0	$0	3	$266	22	$681

 (a) (2) (iv)                      Conflicts of Interest.    If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.

(a) (3)           Compensation Structure. The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a 100% discretionary bonus may be awarded to the Portfolio Managers, if appropriate.  Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC.  Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account.  In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.

 (a) (4)                      Securities ownership.    The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of October 31, 2010:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Paul Latronica	$10,001-$50,000
Richard Rosen	$10,001-$50,000

 (b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1) Code of Ethics for Chief Executive and Senior Financial Officers.

(a) (2) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a) (3) Not applicable.

(b)	Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent/Claymore Enhanced Growth & Income Fund

By:          /s/ Tracy V. Maitland

Name:     Tracy V. Maitland

Title:       President and Chief Executive Officer

Date:       January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:          /s/ Tracy V. Maitland

Name:     Tracy V. Maitland

Title:       President and Chief Executive Officer

Date:       January 7, 2011

By:          /s/ Robert White

Name:     Robert White

Title:       Treasurer and Chief Financial Officer

Date:       January 7, 2011